Supplement Dated October 21, 1998 to the Prospectus Dated January 31,
1998

     ADVANTUS International Balanced Fund, Inc.


Reorganization of Current Transfer Agent

     The Minnesota Mutual Life Insurance Company (the "Company") currently serves as transfer agent for the Advantus Funds. Advantus Capital Management, Inc., the investment adviser to the Advantus Funds, is a wholly-owned subsidiary of the Company. Effective October 1, 1998, the Company has reorganized into a mutual insurance holding company structure and changed its name to Minnesota Life Insurance Company ("Minnesota Life"). As a result of the Plan, the Company, as Minnesota Life, will continue its corporate existence as a stock life insurance company. Minnesota Life is a third tier subsidiary of a newly-organized mutual insurance holding company, Minnesota Mutual Companies, Inc.

New Transfer Agent and Shareholder Procedures

     Effective October 26, 1998, First Data Investor Services Group, Inc. ("First Data") will replace Minnesota Life as transfer agent to the Advantus Funds. Minnesota Life will continue to serve as the Advantus Funds' Shareholder Servicing Agent. Purchase orders, including account applications in the case of new investors, and written redemption requests, in the form described in the prospectus, may be sent directly to the Fund at the following address:

First Data Investor Services Group, Inc.
Advantus Funds Group
P.O. Box 9767
Providence, Rhode Island  02940-5059

Signed written redemption requests may also be submitted to First Data by Fax at 1-508-871-3560. All purchase and redemption orders will be effected at the price next determined following receipt by First Data.

Telephone Transactions and Redemptions

     All telephone transaction requests should continue to be directed to the Advantus Shareholder Services division of Minnesota Life at 1-800-665-6005. The maximum amount which may be redeemed by telephone is increased from $25,000 to $50,000.

Exchange and Telephone Transfer of Fund Shares

     The number of exchanges which may be made in a calendar year without charge is increasing from four to twelve. A $7.50 service charge will continue to be imposed on each exchange and/or telephone transfer in excess of twelve.




INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

F. 52770 10-1998

Redemption of Fund Shares - Signature Guarantee

     The redemption amount requiring a signature guarantee is increased from $25,000 to $50,000. No signature guarantee is required if the redemption proceeds are less than $50,000. A signature guarantee is required for redemption proceeds of $50,000 or more. Signature guarantees must be originals and may not be submitted by Fax.

Fees and Expenses

     The fee table and shareholder expense example appearing on page 5 of the prospectus are amended as follows:

                                                  Class A    Class B  Class C
Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases
(as a percentage of offer price)                   5.00%       0.00%    0.00%

Maximum Deferred Sales Load
(as a percentage of redemption proceeds)            0.00%      5.00%    0.00%

Sales Load Imposed on Reinvested Dividends	          0.00%      0.00%    0.00%

Exchange Fees
      On first twelve exchanges each year            $0         $0        $0
      On each additional exchange                  $7.50      $7.50     $7.50

Annual Fund Operating Expenses
(as a percentage of average net assets)

Investment Advisory Fees                            0.90%      0.90%    0.90%

Rule 12b-1 Fees (After Expenses Waived)*            0.20%   ** 	1.00%    1.00%

Other Expenses                                      0.75%      0.75%    0.75%

Total Fund Operating Expenses (After Expenses Waived)**	1.85%	   2.65%    2.65%

     * A long-term shareholder may pay distribution fees which exceed the maximum sales charge.

     ** The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 which provides for the payment to Ascend Financial of a distribution fee equal to an annual rate of .30% of average daily net assets attributable to Class A shares of the Fund. Ascend Financial is currently waiving that portion of distribution fee which exceeds, as a percentage of average daily net assets attributable to Class A shares, .20%. It is Ascend Financial's present intention to waive distribution fees at such level during the current fiscal year (ending September 30), but it reserves the right to cease such waiver, in whole or in part, at any time. If the Fund were charged for these expenses, the ratio of total Fund operating expenses to average daily net assets would be 1.95% for Class A shares.


Shareholder Expense Example

     An investor would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.



Year Redeemed                                    Class A    Class B   Class C
     1	                                           $  68       $  77    $  27
     3	                                             105         117       82
     5                                             145         156      141
    10                                             256         270*     279**

     An investor would pay the following expenses on the same investment in Class B shares, assuming no redemption:

Year Redeemed                                               Class B
     1                                                        $  27
     3                                                           82
     5                                                          141
    10	                                                          270*

     * Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately seven years after purchase.
     	** Reflects conversion of Class C shares to Class A shares (which pay lower ongoing expenses) approximately eight years after purchase.